EXHIBIT 99.1

WEIL, GOTSHAL & MANGES LLP
767 FIFTH AVENUE
NEW YORK, NEW YORK 10153-0119
TELEPHONE: (212) 310-8000
FACSIMILE: (212) 310-8007
GEORGE A. DAVIS, ESQ. (GD 3761)
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
--------------------------------------------------------X
                                                        :
IN RE                                                   :   CHAPTER 11 CASE NO.
                                                        :
IMPATH INC., ET AL.,                                    :   03-16113 (PCB)
                                                        :
                     DEBTORS.                           : (JOINTLY ADMINISTERED)
                                                        :
--------------------------------------------------------X



                       MONTHLY OPERATING STATEMENT FOR THE
                  PERIOD OF MARCH 1, 2004 TO MARCH 31, 2004
                  ---------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

                                                                      Chapter 11

     IN RE: IMPATH INC., ET AL.,                          Case no.03-16113 (PCB)
                         -- ---

                   MONTHLY OPERATING STATEMENT FOR THE PERIOD
                            MARCH 1 TO MARCH 31, 2004

DEBTORS' ADDRESS:   IMPATH Inc.
                    Attn: Holly Felder Etlin
                    521 West 57th St.
                    New York, NY 10019

DISBURSEMENTS (1):  February 1-29, 2004
                    IMPATH Inc. (03-16113)                         $11,895,548
                    IMPATH Physician Services, Inc. (03-16114)              $0
                    IMPATH Predictive Oncology, Inc. (03-16115)       $500,933
                    IMPATH Information Services, Inc. (03-16116)            $0
                    Tamtron Corp. (03-16117)                          $645,113
                    Medical Registry Services, Inc. (03-16118)        $279,608
                                                                   -----------
                    TOTAL DISBURSEMENTS                            $13,321,203


DEBTORS' ATTORNEY:  Weil, Gotshal & Manges LLP
                    George A. Davis (GD 2761)
                    767 Fifth Avenue
                    New York, NY 10153

REPORT PREPARER:    IMPATH Inc.

Note 1: This report does not include a balance sheet due to the ongoing reconciliation of the Debtor's accounting records.

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

           The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein, is complete, accurate and truthful to the best of my knowledge.

DATE:  April 20, 2004
                                           /s/ Steven Welch
                                           -------------------------------------
                                           Steven Welch
                                           Assistant Restructuring Officer

IMPATH INC. AND SUBSIDIARIES
INCOME STATEMENT
DOLLARS IN ACTUAL AMOUNTS

                                                                        MARCH
REVENUE
       Sales-Diagnostic                                             17,441,226
       Less: Allowed Differences                                    (7,242,664)
                                                              -----------------
             Net Diagnostic Sales                                   10,198,562
       Biopharmaceutical Sevices                                       373,636
       Information Services                                                  0
                                                              -----------------
             TOTAL REVENUE                                          10,572,198

COGS
       Employee Comp & Benefits                                      3,446,649
       Labratory Supplies & Consultants                                856,636
       Auto & Courier Expenses                                         356,164
       Professional Liability Insurance                                178,138
       Laboratory Depreciation & Amortization                          621,551
                                                              -----------------
Total COGS Incl Lab D&A                                              5,459,137

                                                              -----------------
GROSS PROFIT                                                         5,113,061
                                                              -----------------

SALES & MARKETING
       Employee Comp & Benefits                                      1,096,098
       Marketing Expense                                                32,912
       Total Travel & Entertainment                                     84,053
                                                              -----------------
Total Sales & Marketing                                              1,213,063

GENERAL & ADMINISTRATIVE
       Employee Comp & Benefits                                      1,640,211
       Auto & Courier Expenses                                          79,383
       Bad Debt Expense                                              1,658,461
       Travel & Entertainment                                           53,251
       Rent, R.E. Tax & R&M                                            671,168
       Utilities                                                       249,485
       Insurance                                                       153,538
       Misc. Operating Expenses                                        571,993
       Non-Lab Depreciation & Amortization                             534,966
                                                              -----------------
Total General & Administrative                                       5,612,457

                                                              -----------------
TOTAL OPERATING EXPENSES                                            12,284,657

                                                              -----------------
OPERATING INCOME - EBIT                                             (1,712,458)
                                                              -----------------

       Net Non-Operating Income (Expense)                           (2,510,820)

                                                              -----------------
EARNINGS (LOSS) BEFORE TAXES                                        (4,223,278)
                                                              -----------------

       Total Provision for Income Tax                                   19,443

                                                              -----------------
NET INCOME (LOSS)                                                   (4,242,721)
                                                              =================


NOTE:  EBITDA                                                         (555,941)

IMPATH INC. AND SUBSIDIARIES
CASH RECEIPTS AND DISBURSEMENTS

                                                                      MARCH-04
                                                                      --------
-------------------------------------------------------------------------------
Beginning Book Cash Balance                                          3,173,928
-------------------------------------------------------------------------------
Receipts:
-------------------------------------------------------------------------------
Accounts Receivable Collections                                     11,332,858
-------------------------------------------------------------------------------
Other Cash Receipts                                                          -
                                                                    -----------
-------------------------------------------------------------------------------
Total Receipts:                                                     11,332,858
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Operating Disbursements:
-------------------------------------------------------------------------------
Payroll                                                             (2,776,505)
-------------------------------------------------------------------------------
Payroll Taxes                                                       (1,458,466)
-------------------------------------------------------------------------------
Benefits                                                              (978,852)
-------------------------------------------------------------------------------
Auto Expense                                                           (71,717)
-------------------------------------------------------------------------------
Courier Expense                                                       (458,422)
-------------------------------------------------------------------------------
Equipment Leases (Capital Leases)                                     (564,862)
-------------------------------------------------------------------------------
Insurance                                                             (247,917)
-------------------------------------------------------------------------------
Lab Supplies                                                        (1,817,570)
-------------------------------------------------------------------------------
Consultants/Temp. Employees                                           (385,212)
-------------------------------------------------------------------------------
Operational Supplies                                                  (101,099)
-------------------------------------------------------------------------------
Ordinary Course Professional Fees                                      (73,392)
-------------------------------------------------------------------------------
Rent                                                                  (365,635)
-------------------------------------------------------------------------------
Travel & Entertainment (Emp. T&E)                                     (303,268)
-------------------------------------------------------------------------------
Utilities                                                             (212,949)
-------------------------------------------------------------------------------
Miscellaneous Operating Expenses                                      (822,081)
-------------------------------------------------------------------------------
Interest                                                              (431,088)
-------------------------------------------------------------------------------
Taxes                                                                 (188,889)
------------------------------------------------------------------------------
Capital Expenditures                                                  (286,232)
-------------------------------------------------------------------------------
Contingency                                                                 -
                                                                    -----------
-------------------------------------------------------------------------------
Total Operating Disbursements:                                     (11,544,154)
                                                                   ------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net Cash Flow From Operations:                                        (286,575)
                                                                   ------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Restructuring Costs:
-------------------------------------------------------------------------------
Professional Fees                                                   (1,069,596)
-------------------------------------------------------------------------------
Incentive/Retention Payments                                                 -
-------------------------------------------------------------------------------
Trustee Fees                                                                 -
-------------------------------------------------------------------------------
Other Restructuring Costs                                             (707,453)
                                                                   ------------
-------------------------------------------------------------------------------
Total Restructuring Costs                                           (1,777,049)
                                                                   ------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Non-Operating Cash Inflows/(Outflows):
-------------------------------------------------------------------------------
Sale of Tamtron/MRS                                                          -
-------------------------------------------------------------------------------
Sale of Core Business                                                        -
-------------------------------------------------------------------------------
Recovery of Taxes Paid                                                       -
-------------------------------------------------------------------------------
Collection of A/R                                                            -
-------------------------------------------------------------------------------
Other Non-Operating                                                 1,040,355
                                                                   -----------
-------------------------------------------------------------------------------
Total Non-Operating Inflows/(Outflows)                              1,040,355
                                                                   -----------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net Cash Flow                                                         (947,990)
                                                                   ------------
-------------------------------------------------------------------------------
ENDING BOOK CASH BALANCE                                            2,225,938
                                                                   ===========
-------------------------------------------------------------------------------

IMPATH INC. AND SUBSIDIARIES
SCHEDULE OF TAXES WITHHELD, COLLECTED, INCURRED AND PAID
MARCH 1-31

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           TAXES WITHHELD,
 JURISDICTION                            TYPE OF TAX                                    COLLECTED OR INCURRED          TAXES PAID
-----------------------------------------------------------------------------------------------------------------------------------
PAYROLL TAXES
Federal                                 Withholding                                           594,213.10                594,213.10
Federal                                 Social Security EE                                    242,007.11                242,007.11
Federal                                 Social Security ER                                    242,007.06                242,007.06
Federal                                 Medicare EE                                            58,984.79                 58,984.79
Federal                                 Medicaid ER                                            58,984.55                 58,984.55
Federal                                 Unemployment                                            3,168.25                  3,168.25

Alabama                                 Withholding, SUI                                          473.64                    473.64
Arizona                                 Withholding, SUI                                        9,514.03                  9,514.03
California                              Withholding, SUI, Disability                           76,874.02                 76,874.02
Colorado                                Withholding, SUI                                          352.00                    352.00
Conneticut                              Withholding, SUI                                        1,412.19                  1,412.19
Florida                                 SUI                                                        93.40                     93.40
Georgia                                 Withholding, SUI                                        2,063.88                  2,063.88
Illinois                                Withholding, SUI                                          516.86                    516.86
Indiana                                 Withholding, SUI                                          490.37                    490.37
Iowa                                    Withholding, SUI                                          174.16                    174.16
Kansas                                  Withholding, SUI                                          596.84                    596.84
Louisiana                               Withholding, SUI                                          354.53                    354.53
Maryland                                Withholding, SUI                                          629.92                    629.92
Massachusetts                           Withholding, SUI                                        9,762.17                  9,762.17
Michigan                                Withholding, SUI                                          166.96                    166.96
Missouri                                Withholding, SUI                                          703.64                    703.64
Montana                                 Withholding, SUI                                            0.14                      0.14
New Jersey                              Withholding, SUI, Disability                            4,968.84                  4,968.84
New York                                Withholding, SUI, Disability                          117,467.88                116,535.55
North Carolina                          Withholding, SUI                                          455.00                    455.00
Ohio                                    Withholding, SUI                                          784.68                    784.68
Pennsylvania                            Withholding, SUI, Disability                              892.07                    892.07
Rhode Island                            Withholding, SUI, Disability                              321.09                    321.09
Texas                                   SUI                                                       107.00                    107.00
Utah                                    Withholding, SUI                                          266.04                    266.04
Virginia                                Withholding, SUI                                           42.36                     42.36
Washington                              SUI                                                       518.08                    518.08

New York City                           Withholding                                            30,031.89                 30,031.89

                                                                               ----------------------------------------------------
TOTAL PAYROLL TAXES                                                                       $ 1,459,398.54            $ 1,458,466.21


SCHEDULE OF TAXES WITHELD, COLLECTED, INCURRED AND PAID
MARCH 1-31

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           TAXES WITHHELD,
 JURISDICTION                            TYPE OF TAX                                    COLLECTED OR INCURRED          TAXES PAID
-----------------------------------------------------------------------------------------------------------------------------------
NON-PAYROLL TAXES
Alabama                                 Sales and Use Taxes
Arizona (including counties)            Sales and Use Taxes                                                               421.24
California (including counties)         Sales and Use Taxes                                                            54,684.71
Colorado                                Sales and Use Taxes                                                               400.00
Conneticut                              Sales and Use Taxes                                                             1,800.00
Delaware                                Sales and Use Taxes, Franchise Tax                                                400.00
Florida                                 Sales and Use Taxes                                                             1,695.25
Georgia                                 Sales and Use Taxes                                                             5,018.48
Illinois                                Sales and Use Taxes                                                               122.00
Iowa                                    Sales and Use Taxes                                                               303.16
Maine                                   Sales and Use Taxes                                                             2,575.27
Maryland                                Sales and Use Taxes                                                             8,000.00
Massachusetts                           Sales and Use Taxes                                                               456.00
Minnesota                               Sales and Use Taxes                                                            15,750.61
Mississippi                             Sales and Use Taxes                                                               300.00
Missouri                                Sales and Use Taxes                                                                50.00
New Jersey                              Sales and Use Taxes                                                             3,250.00
New York                                Sales and Use Taxes, Commercial Rent                                           47,853.03
North Carolina                          Sales and Use Taxes                                                             4,903.27
Pennsylvania                            Sales and Use Taxes                                                             6,700.00
South Carolina                          Sales and Use Taxes                                                               543.83
Tennessee                               Sales and Use Taxes                                                            13,966.10
Texas                                   Sales and Use Taxes                                                               763.13
Utah                                    Sales and Use Taxes                                                            12,333.21
Virginia                                Sales and Use Taxes                                                               200.00
Wisconsin                               Sales and Use Taxes                                                             6,400.00

                                                                                   ----------------------------------------------
TOTAL NON-PAYROLL TAXES                                                                       $ -                   $ 188,889.29

                                                                                   ----------------------------------------------
TOTAL TAXES                                                                              $ 1,459,398.54           $ 1,647,355.50
---------------------------------------------------------------------------------------------------------------------------------
